Investor Presentation

September 2013

RAMCO GERSHENSON
PROPERTIES TRUST


WHOLE FOODS
MARKET
DSW
DICK'S
KOHL'S

Corporate Overview







- Ramco-Gershenson Properties Trust (“RPT”, “Ramco-Gershenson”, or the “Company”) owns and manages interests in approximately $2.0 billion of shopping centers in 13 states.
- The Company’s portfolio consists of high-quality, primarily multi-anchored community shopping centers in major metropolitan markets. At June 30, 2013, the core portfolio was 95.1% leased.
- The Company’s top tenant line-up features best-in-class national and regional retailers including, TJ Maxx/Marshalls, LA Fitness, Bed Bath & Beyond, Home Depot, Michaels, and Publix.
- Over 60% of RPT’s total annualized base rent comes from shopping centers with a grocery component. Grocery retailers in RPT’s portfolio generate annual sales averaging $482 per square foot.
- The Company maintains a strong balance sheet, with ample liquidity and access to capital to support its growth initiatives.

Note: As of June 30, 2013.

RPT Investment Thesis

Ramco-Gershenson's strategic mission is to be the best-in-class operator of a portfolio of geographically diverse, high-quality multi-anchored shopping centers with built in above average growth potential.

RPT's 2013 goals, which support this mission and will drive shareholder value, include:

➔	Growing and refining its shopping center portfolio through accretive acquisitions in targeted markets, non-core dispositions, center expansions, and value-add (re)developments.
➔	Generating consistent, sustainable net operating income growth through a proactive asset management and leasing program.
➔	Maintaining a strong, flexible balance sheet that supports growth.

RPT Investment Strategy = NAV Growth and Long-term Value Creation

RPT's Largest Centers


ROSS
DRESS FOR LESS


LOWE'S


GAP
ULTA

River City Marketplace Jacksonville, FL 900,000 Total Square Feet	**Tel-Twelve** Southfield, MI 523,000 Total Square Feet	**Hunter's Square** Farmington Hills, MI 354,000 Total Square Feet


Golfsmith


BED BATH &
BEYOND


NORDSTROM
RACK

Mission Bay Plaza Boca Raton, FL 264,000 Total Square Feet	**Jackson Crossing** Jackson, MI 653,000 Total Square Feet	**Troy Marketplace** Troy, MI 238,000 Total Square Feet

Note: Based on pro-rata ABR. Square footage includes anchor space owned by others.

RAMCO GERSHENSON PROPERTIES TRUST

RPT’s Largest Centers



Heritage Place
Creve Coeur, MO
269,000 Total Square Feet


Kroger
Food

Hoover Eleven
Warren, MI
281,000 Total Square Feet


Marshalls

Mount Prospect Plaza
Mount Prospect, IL
424,000 Total Square Feet


SPORTS AUTHORITY
Marshalls

Nagawaukee Center
Delafield, WI
280,000 Total Square Feet


PETCO
GROOMING

The Shoppes at Fox River
Waukesha, WI
315,000 Total Square Feet


WHOLE FOODS

Town & Country Crossing
Town and Country, MO
279,000 Total Square Feet

Note: Based on pro-rata ABR. Square footage includes anchor space owned by others.

RAMCO GERSHENSON PROPERTIES TRUST

RPT's Portfolio Consists of Large, Dominant Community Centers

LARGE	•Average annual base rent (ABR): $2.1 million. •Rent from centers with ABR >$2 million: 67%. •Average center size: 250,000[1]
DOMINANT	•Average of 3.7 anchors per center.[2] •Located at intersection of major arterials. •Large trade areas – typically 5+ miles.
COMMUNITY CENTERS	•80% of pro-rata ABR derived from community centers. •Balance consists of power centers (13%), and neighborhood centers (7%). •60% of centers have an owned or shadow grocery anchor.

RAMCO GERSHENSON PROPERTIES TRUST

[1]Includes anchor space owned by others.
[2]Weighted by pro-rata share of ABR.

Accretive Value-Add Acquisitions


WHOLE FOODS
MARKET
DSW
DICK'S
KOHL'S

- Provide opportunity to diversify and grow RPT's shopping center portfolio.
- Dynamic retenanting and expansions will add to future cash flows.
- Drive quality of market demographics.

Investing in Trade Area Dominant Centers while Diversifying and Broadening Its Markets

- The Company is growing its multi-anchor shopping center portfolio in targeted metropolitan markets and has identified a number of acquisition, redevelopment, and expansion opportunities in these markets.
- RPT is diversifying its geographic footprint with the goal of limiting any one market to 25-30% of pro-rata annualized base rents.
- Ramco-Gershenson's investment strategy, which includes three identified growth markets, will produce an even bigger, better and more diverse asset base over the next 12-18 months.



• Recently acquired two centers in Chicago MSA totaling 537,000 SF.
• Average HH income of $94,000 and average population of 286,000.
• Entered the Boulder/Denver market acquiring two centers totaling 336,000 SF.
• "Quality of life market" supported by high education levels, business growth climate, and commitment to healthy lifestyles.
• In 12 month period acquired over 1.0 million SF in St. Louis.
• Average HH income for trade areas top $100,000.

Strategically Transforming the Portfolio

In the last 30 months, RPT has acquired 25 high-quality shopping centers totaling 4.4 million square feet for approximately $696 million, with trade area average household incomes of $80,000 and an average population of 168,000.

- Acquired Clarion Partner's 70% stake in the Ramco / Lion joint venture, adding 12 market dominant shopping centers to the Trust's core portfolio.
- Entered the greater Denver market with two high-quality acquisitions.
- Established a significant presence in St. Louis with three acquisitions located in high-income, in-fill trade areas.
- Built upon its presence in Chicago and Milwaukee.
- The Company is focused on expanding its footprint in the Denver, Chicago, and St. Louis markets.

Primary acquisition criteria :

- Located in metropolitan markets with superior household incomes, high education levels, and new household formations.
- High-quality, multi-anchored centers with the latest, exciting retail concepts.
- In close proximity to thriving business and industry.
- Attractive initial capitalization rates.
- Value-add component through expansion, redevelopment, and/or retenanting.

Strategically Transforming the Portfolio

The Company's recent Chicago acquisitions are in close proximity to its other Illinois shopping centers creating economies of scale in a vibrant metropolitan market.


LIBERTY SQUARE
DEER GROVE CENTRE
Acquired 3Q2013
ROLLING MEADOWS
SHOPPING CENTER
MOUNT PROSPECT PLAZA
Acquired 2Q2013
MARKET PLAZA
Chicago
Lake Michigan

RAMCO GERSHENSON PROPERTIES TRUST

Strategic Acquisitions

RPT's most recent acquisitions demonstrate its commitment to acquiring well-located shopping centers in high income metropolitan markets with the opportunity to expand, retenant, and release the property to drive net operating income.

Deer Grove Centre (Chicago MSA)

- 236,000 total square feet acquired 3Q2013.
- Anchored by TJ Maxx/Home Goods, Petco, Dress Barn, Staples, Dominick's, Target (shadow)
- Trade area income of $102,000 and population of 250,000.


TARGET


North Hicks Road
THE HOME DEPOT
T.J.maxx
HomeGoods
TARGET (Not Included)
Dominick's
DOLLAR TREE
Great Clips for hair
Jewel
STAPLES
dressbarn
petco
Famous Footwear
LESLIES
Payless
WELLS FARGO (Not Included)
Deer Grove Shopping Centre
Applebee's (Not Included)
Dundee Road
NORTH

Value-add Acquisition: Retenanting and Lease-up Opportunity Deer Grove Centre, Chicago, IL

- Acquired 236,000 square foot Deer Grove Centre in 3Q2013.
- Currently negotiating letters of intent with prospective tenants identified prior to acquisition to fill underperforming tenancies as well as vacant space.
- 81% leased at acquisition. Based on leases/LOIs under negotiation occupancy will increase to over 98%.


STAPLES
MAJ D
20,388 S.F.
MAJ C
20,644 S.F.
TJ MAXX/HOME GOODS
MAJ B
50,000 S.F.
TARGET
OWNED BY OTHERS
120,000 S.F.
DOLLAR TREE
B350
9,000 S.F.
PAYLESS SHOES
B150
11,000 S.F.
PETCO
B100
12,000 S.F.
MAJ A
65,816 S.F.
APPLEBEE'S
OWNED BY OTHERS
WELLS FARGO
OWNED BY OTHERS
EAST DUNDEE ROAD

KEY

NO CHANGE

PROPOSED RETENANTING AND/OR LEASE-UP

RAMCO GERSHENSON PROPERTIES TRUST

Strategic Acquisitions

RPT's recent acquisitions also demonstrate its commitment to acquiring dominant, multi-anchored shopping centers that have value-add components, which will generate substantial future returns and provide excellent additions to its core shopping center portfolio.

Mount Prospect Plaza (Chicago MSA)

- 301,000 square feet acquired 2Q2013.
- Anchored by Marshalls, LA Fitness, Ross Dress for Less, Aldi, Petco, and Wal-Mart Supercenter (shadow).
- Trade area income of $84,000 and population of 300,000.



Marshalls



Costco
MENARDS
ALDI
PETCO
ROSS
Walmart
SUPERCENTER
Walgreens
Marshalls
Hertz
CHASE
Rand Road
Central Road
Subject Offering

Value-add Acquisition: Retenanting and Lease-up Opportunity
Mount Prospect Plaza, Chicago, IL

- Acquired 301,000 square foot Mount Prospect Plaza in 2Q2013.
- Currently negotiating letters of intent with prospective tenants identified prior to acquisition to fill vacant space. Plans also include building outparcels and expanding existing successful retailers.
- 83.4% leased. Based on leases/LOIs under negotiation occupancy will increase to over 95%.



CENTENNIAL DRIVE
CENTENNIAL DRIVE
PROPOSED NEW WALGREEN'S TAX PARCEL
WALGREENS MAJ F
ALDI MAJ E
PETCO D-140
AVAILABLE D-120
ROSS DRESS FOR LESS MAJ C
AVAILABLE
PROPOSED NEW WALGREEN'S TAX PARCEL
PROPOSED NEW CONSTRUCTION
DRESS BARN C-100
MARSHALLS MAJ B
PROPOSED NEW CONSTRUCTION
PROPOSED NEW CONSTRUCTION
FAMOUS FOOTWEAR
LA FITNESS MAJ A
CHASE BANK OUT B
A-110
PROPOSED NEW CONSTRUCTION
EAST RAND ROAD
WEST GATE ROAD
EAST CENTRAL ROAD
KEY
NO CHANGE
PROPOSED RETENANTING AND/OR LEASE-UP

RAMCO GERSHENSON
PROPERTIES TRUST

Recycling Capital to Drive Quality

Over the last two years, the Company has divested itself of 14 non-core assets for approximately $119 million with trade area average households incomes of approximately $63,000.

- Exited markets or disposed of assets inconsistent with its growth strategy.
- Sold properties that were not viable redevelopment candidates.
- Sold properties inconsistent with portfolio philosophy in lower income areas.

Acquiring Higher Trade Area Incomes



$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$80,000
$63,000
Recent Acquisitions Trade Area Income
Recent Dispositions Trade Area Income

RAMCO GERSHENSON PROPERTIES TRUST

Acquisition Pipeline-Opportunity for Growth

- The Company plans to continue to grow its portfolio of high-quality shopping centers through strategic acquisitions in attractive metropolitan markets.

- The Company expects to acquire an additional $40-50 million of market dominant shopping centers in 2013. Dispositions of non-core properties should be $20-30 million.

- Growth markets for acquisitions in which the Company has identified opportunities include Chicago, St. Louis, Columbus, and Denver.

- The Company is currently expanding, redeveloping, and/or retenanting four newly acquired shopping centers and four core portfolio assets with an estimated cost of between $100 million and $150 million, which will produce a 9-11% return on new dollars invested.

Value-add Acquisition: Expansion Opportunity
The Shoppes at Fox River, Milwaukee, WI

- Acquired in 4Q2010, anchored by Pick 'n Save (Roundy's) and Target (shadow).
- Phase II development of TJ Maxx, ULTA Beauty, rue 21 and Charming Charlie in 2012. Currently, adding a 55,000 square feet Hobby Lobby.
- Phase III expansion on 11 acres in planning stages will add an additional 150,000 square feet, transforming the original 136,000 square foot center into a major shopping destination with 14 anchors/large format tenants and a total center size of 388,000 square feet.



PICK 'N SAVE
TJ·maxx
ULTA
rue21
HOBBY LOBBY
LOI
UNDER NEGOTIATION
PROPOSED
NEW CONSTRUCTION
PROPOSED
NEW CONSTRUCTION
TARGET
W. SUNSET DRIVE
Spring City Dr
KEY
NO CHANGE
COMPLETED EXPANSION
PROPOSED EXPANSION

RAMCO GERSHENSON PROPERTIES TRUST

Value-add Acquisition: Expansion and Retenanting Opportunity
Harvest Junction, Boulder, CO

- Acquired 336,000 SF Harvest Junction and 14 acres of vacant land adjacent to the shopping centers in 2Q2012.
- Acquisition marked the Company's entry into the Boulder/Denver market.
- Expanding the center by modifying existing retail, adding outparcels, and developing/selling adjacent land to complementary draws.
- 97.0% leased.
- ABR per SF of $15.09.



PURCHASE AGREEMENT OUT
PROPOSED NEW CONSTRUCTION
LOI OR LEASE OUT
ON ALL
PROPOSED
NEW CONSTRUCTION
DOLLAR TREE
ULTA
STAPLES
DICK'S SPORTING GOODS
BEST BUY
DSW
PARCEL D
PARCEL C
OFFICE C
POND AREA
PARCEL A
PARCEL B
LOT 1
LOT 2
LOT 3
LOT 4
LOT 6
LOT 7
LOT 8
CARL'S JR.
common drive 0.40 ac.
KEN PRATT BOULEVARD (SH-119)
LOI
PROPOSED
NEW CONSTRUCTION
LEASE OUT
ON ALL
PROPOSED
NEW CONSTRUCTION
LAND LEASE OUT
PROPOSED
NEW CONSTRUCTION
LOI
PROPOSED
NEW CONSTRUCTION
KEY
NO CHANGE
COMPLETED EXPANSION
PROPOSED EXPANSION

RAMCO GERSHENSON PROPERTIES TRUST

Value-add Acquisition: Expansion and Retenanting Opportunity
Town & Country Crossing, St. Louis, MO

- Acquired 143,000 SF Town & Country Crossing in 4Q2011.
- Identified lease-up and value-add redevelopment opportunities prior to purchase.
- Adding 9,000 square foot Cooper's Hawk Winery and Restaurant. LOI under negotiation to add an additional 25,000 square foot anchor.
- 84.9% leased.
- ABR per SF of $23.96



LOI
LOI
LOI
LEASE OUT
CLAYTON ROAD
COOPER'S HAWK
WHOLE FOODS MARKET
TARGET
OWNED BY OTHERS
LOI
LOI
PROPOSED
NEW CONSTRUCTION
KEY
NO CHANGE
COMPLETED EXPANSION
PROPOSED EXPANSION

RAMCO GERSHENSON PROPERTIES TRUST


WHOLE FOODS
MARKET
DSW
DICK'S
KOHL'S

Operating Fundamentals

- Refining the core shopping center portfolio is leading to:
  - Higher same-center income.
  - Increasing occupancy.
  - Positive leasing spreads.
  - Stronger top tenant line-up.
  - Diminishing risk.

Focused Leasing and Asset Management Strategy

- Harvesting embedded internal growth through increased occupancy, high tenant retention, risk mitigation, and cost containment initiatives.
- Leasing to best-in-class, national retailers that ensure a quality, income stream and a draw for a broad range of consumers.
- Continually refine and improve the portfolio's tenant mix by accommodating the latest retail concepts and prototypes through retenanting, downsizing, or consolidation.

Leased Occupancy



96.0%
95.0%
94.0%
93.0%
92.0%
91.0%
90.0%
89.0%
88.0%
87.0%
90.3%
91.0%
93.5%
94.6%
94.5%
95.1%
2009
2010
2011
2012
1Q-2013
2Q-2013

Same-Center NOI



Same-center % growth.
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-3.5%
-1.6%
1.4%
3.3%
2.5%
3.2%
2009
2010
2011
2012
1Q-2013
2Q-2013

Leasing Spreads



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
3.4%
4.7%
5.4%
5.7%
9.1%
9.1%
1Q-2012
2Q2012
3Q2012
4Q2012
1Q-2013
2Q-2013

Core Portfolio ABR per SF



$12.20
$12.00
$11.80
$11.60
$11.40
$11.20
$11.00
$10.80
$10.60
$11.41
$11.52
$11.54
$11.54
$11.99
$12.04
Q1-2012
Q2-2012
Q3-2012
Q4-2012
Q1-2012
Q2-2013

RAMCO GERSHENSON PROPERTIES TRUST

Note: As of June 30, 2013.

Strong Top Ten Tenant Line-up

- As a result of the Company's efforts to bring best-in-class retailers to its properties, RPT leases to a line-up of nationally recognized popular retailers.
- RPT has reordered its top tenant line-up increasing the concentration of creditworthy retailers and reducing its exposure to at risk tenancies and categories.
- Aside from TJX Companies, no tenant represents more than 2.1% of the Trust's ABR.

Top 10 Tenants at June 30, 2013

Tenant Name	Credit Rating S&P/Moody's	# of Leases	% of ABR
TJX Companies	A/A3	30	5.3%
LA Fitness	NR/NR	5	2.1%
Bed Bath & Beyond	BBB+/NR	10	2.0%
Home Depot	A-/A3	3	1.9%
Dollar Tree	NR/NR	29	1.7%
Publix	NR/NR	8	1.7%
Best Buy	BB/Baa2	6	1.6%
Michaels	B/B2	11	1.6%
PetSmart	BB+/NR	8	1.5%
Jo-Ann Stores	B/B2	6	1.5%
Total top 10 tenants		**116**	**20.9%**

Continues to increase market share and has best track record in industry. Plans to add 160 net new stores by the end of 2013.

Grocery store consolidations and big-box vacancies have created prime opportunities for fitness centers.

Continues to emphasize store growth. Average new store sales per square foot have increased consistently for seven years.

Company recently brought in new CEO. Plans to add 50-55 new stores in 2013.

Market leader and continues to see ample opportunities to gain share in a growing market.

Note: As of June 30, 2013. Industry Information: Company filings, third party research as presented by J.P.Morgan.

Focused Leasing Strategy

- The Company's focus on leasing to successful national anchor tenants is positively impacting small shop occupancy.
- Over 80% of all small shop leases signed in 2012 and 1H2013 were with national and regional retailers at comparable or better rents to traditional "mom and pop" tenants.
- The Company has been successful in consolidating "traditional" small shop space into larger format units for retailers such as Five Below, PetSmart, Shoe Carnival, and Dollar Tree.
- Small shop leased occupancy projected to increase to over 90% by the end of 2013.

Small Tenant Leased Occupancy



+90%*
90.0%
88.0%
86.0%
84.0%
82.0%
80.0%
78.0%
76.0%
74.0%
72.0%
70.0%
84.6%
85.8%
87.1%
87.9%
86.8%
87.3%
Q1-2012
Q2-2012
Q3-2012
Q4-2012
Q1-2013
2Q-2013

*Projected small shop leased occupancy at 4Q2013.

Exciting Small Shop Lease-Up Opportunities with National Tenants

Growth Opportunity in Lease Expirations

Ramco-Gershenson's near term lease expirations (through 2017) provide the opportunity to drive income growth:

- Leases signed in 2008 through 2011 were typically at below market rents with three-five year terms.
- Over the last four quarters renewals have averaged a 5.6% increase and 2Q2013 renewals increased by 6.8%.
- New leases and renewals include provisions for annual rental increases and fixed CAM costs above actual expenses ensuring NOI growth.
- The Company is proactively addressing below market lease rates prior to expiration.

Annual Lease Expiration as a % of ABR



18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
MTM 0.6%
2013 2.7%
2014 9.3%
2015 13.2%
2016 15.0%
2017 13.8%
2018 9.3%
2019 6.2%
2020 3.7%
2021 5.6%
2022 4.8%
2023+ 15.8%

Significant opportunity to drive below market rents.

Note: As of June 30, 2013.


WHOLE FOODS
MARKET
DSW
DICK'S
KOHL'S

Strong Balance Sheet

- **Flexible capital structure that supports dynamic business plan.**
- **Solid debt metrics.**
- **Manageable maturities.**
- **Access to capital through a variety of sources.**

Maintaining Strong Credit Metrics

The Company maintains a strong balance sheet.

LIQUIDITY	DEBT LEVERAGE	DEBT COVERAGE	DEBT STRUCTURE	FLEXIBILITY
• $232 million available under line of credit. • Another $103 million of capacity based upon advance against unencumbered assets. • Total capacity $335 million.	• Net debt to total market capitalization of 39.3%. • Net debt to EBITDA of 6.6x.	• Interest coverage of 3.6x. • Fixed charge coverage of 2.5x.	• Weighted average term of debt of 5.8 years. • Only $36 million of debt (pro-rata) due through the end of 2014. • Variable rate debt is 10% of total debt.	• Unencumbered pool exceeds $1.1 billion. • 70% of wholly-owned real estate is unencumbered.

Note: Net debt to EBITDA, interest charge coverage, and fixed charge coverage are as of 6/30/2013, as presented in the Company's Supplement.

Recent Capital Activity and Debt Maturities

The Company is focused on lengthening the term of its debt and staggering debt maturities.

Pro-Rata Debt Maturity by Year as of June 30, 2013[1]



$250
$200
$150
$100
$50
$0
Dollars in millions.
$4.2
$31.8
$96.6
$27.1
$233.3
$88.5
$3.7
$98.3
$37.0
$0.0
$125.2
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023+
Mortgage
Unsecured
Joint Venture

[1]Adjusted for The Plaza at Delray refinancing to 2023; pro-rata share of $9.2 million.

RAMCO GERSHENSON PROPERTIES TRUST

Recent Capital Raising Activity

EQUITY	• Raised $125.2 million through a bought deal, with shares sold to investors at a discount of 1.0%. • Sold $56.8 million in common equity through June 30, 2013 under the Company's at-the-market offering program.
PRIVATE PLACEMENT	• Raised $110 million in 8, 10, and 12-year notes at a blended interest rate of 4.04%. • The transaction was the Company's first private placement of unsecured notes, opening the door to future offerings of long-term debt.
TERM LOAN	• Closed a $50 million, 7-year bank term loan swapped to a fixed-rate of 3.51%. • The transaction was with a single bank and demonstrates the Company's strong banking relationships.

JOINT VENTURE MORTGAGE LOANS	• Refinanced maturing joint venture mortgage loans with new fixed rate loans:
	  • The Shops on Lane Avenue: $28.7 million for 10 years @ 3.76%
	  • Market Plaza: $16.0 million for 5 years @ 2.90%
	  • The Plaza at Delray: $46.0 million for 10 years @ 4.43%.

Roadmap to Predictable, Sustainable NOI Growth

- **Recent high-quality acquisitions provide the opportunity for income growth through center expansions, retenantings, and lease-up of vacant space.**
  - The Shoppes at Fox River-Adding a number of anchors and significant retail space.
  - Harvest Junction-Adding out parcels and retail space.
  - Town & Country-Constructing Cooper's Hawk Restaurant, adding additional anchor tenant.
  - Mount Prospect Plaza-Retenanting and lease-up, plus additional out parcels and retail space.
  - Deer Grove Centre-Retenanting and lease-up of space currently underway.
- **Opportunity exists for additional small shop lease-up and below market lease rollover as a means of driving incremental NOI.**
  - Stronger economic conditions in the Company's core markets are contributing to the viability of "mom and pop" operations that enhance the local flavor of the shopping center.
  - The Company continues to combine multiple spaces to accommodate the latest retail trends including fast casual food, sporting goods and fitness, women's ready to wear, and footwear.
  - Recent acquisitions are providing future leasing opportunities.
  - Leases executed during the economic downturn are set to expire over the next 3-5 years providing the opportunity to capture market rents.
- **Existing portfolio assets provide the opportunity for value-add redevelopment.**
  - Roseville Town Center-Wal-Mart sale and Marshalls relocation and retail lease-up opportunity to add an additional anchor.
  - Merchants' Square-New 37,000 Flix Brewhouse, retenanting, and additional lease-up underway.
  - Promenade at Pleasant Hill-Addition of two new anchors.
  - Mission Bay Plaza-Opportunity to retenant anchor and reconfigure common area into an exciting restaurant courtyard.
  - Additional shopping centers with opportunities to combine space for new anchors and replace underperforming retailers.

Key Investment Highlights











- A shopping center REIT with an experienced, dedicated management team, and a proven track record of success through all economic cycles.
- Committed to growing, diversifying, and enhancing the quality of its shopping center portfolio in major metropolitan markets.
- Generates a predictable and sustainable income stream from best-in-class retailers.
- Maintains a strong balance sheet, staggered debt maturities, a growing unencumbered asset pool, and ample liquidity to support the Company's growth initiatives.
- Pays a secure, competitive dividend.

Safe Harbor Statement

Information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the "Securities Act", and Section 21E of the Securities Exchange Act of 1934, as amended, or the "Exchange Act." You can identify these forward-looking statements by our use of the words "believe," "anticipate," "plan," "expect," "may," "might," "should," "will," "intend," "estimate," "predict" and similar expressions, whether in the negative or affirmative. These forward-looking statements represent our expectations or beliefs concerning future events, including: statements regarding future developments and joint ventures, rents, returns, and earnings; statements regarding the continuation of trends; and any statements regarding the sufficiency of our cash balances and cash generated from operating, investing, and financing activities for our future liquidity and capital resource needs. We caution that although forward-looking statements reflect our good faith beliefs and reasonable judgment based upon current information, these statements are not guarantees of future performance and are qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, because of risks, uncertainties, and factors including, but not limited to: our success or failure in implementing our business strategy; economic conditions generally and in the commercial real estate and finance markets specifically; our cost of capital, which depends in part on our asset quality, our relationships with lenders and other capital providers; our business prospects and outlook; changes in governmental regulations, tax rates and similar matters; and our continuing to qualify as a REIT. Further, we have included important factors under the heading "Risk Factors" and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2012, and other periodic reports, that we believe could cause our actual results to differ materially from the forward-looking statements that we make. All forward-looking statements are made as of the date hereof or the date specified herein, based on information available to us as of such date. Except as required by law, we do not undertake any obligation to update our forward-looking statements or the risk factors contained herein to reflect new information or future events or otherwise. You are cautioned not to place undue reliance on forward-looking statements.